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EXHIBIT 99.2


                       COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                     Consolidated Statements of Financial Condition


(In thousands, except per share data)                             September 30, 2007   December 31, 2006*
                                                                  ------------------  --------------------
                                                                     (Unaudited)
                                     Assets
Cash and due from banks, noninterest-bearing                      $          13,297   $            12,825
Interest-bearing deposits in other banks                                      5,683                 4,190
                                                                  ------------------  --------------------
               Total cash and cash equivalents                               18,980                17,015

Securities:
    Available for sale (amortized cost of $42,601 at
      September 30, 2007 and $44,079 at December 31, 2006)                   42,265                43,351
    Held to maturity (estimated market value of $4,544 at
      September 30, 2007 and $1,681 at December 31, 2006)                     4,564                 1,738
FHLB stock                                                                    7,311                 6,715
Loans held for sale                                                           2,206                 4,442

Loans                                                                       814,340               761,398
    Less allowance for loan losses                                            8,745                 7,786
                                                                  ------------------  --------------------
               Net loans                                                    805,595               753,612

Other real estate owned                                                       1,043                   653
Accrued interest receivable                                                   5,364                 4,467
Premises and equipment, net                                                  12,297                10,437
Intangible assets                                                             5,736                 1,462
Other assets                                                                 16,604                16,198
                                                                  ------------------  --------------------
               Total assets                                       $         921,965   $           860,090
                                                                  ==================  ====================

                                     Liabilities and Stockholders' Equity

Deposits                                                          $         707,897   $           661,892
Short-term borrowings                                                        26,960                27,485
Escrow deposits                                                                 865                   415
Accrued interest payable                                                        639                   480
Accrued expenses and other liabilities                                        3,589                 3,659
Long-term obligations                                                       118,531               108,536
                                                                  ------------------  --------------------
               Total liabilities                                            858,481               802,467
                                                                  ------------------  --------------------

Stockholders' equity:
    Preferred stock, $1 par value: 3,000 shares authorized,
      no shares issued and outstanding                                            -                     -
    Common stock, $1 par value: 14,000 shares authorized,
      6,549 and 6,514 issued and outstanding                                  6,549                 6,514
    Additional paid-in capital                                                3,199                 2,909
    Accumulated other comprehensive loss                                       (206)                 (447)
    Retained earnings                                                        53,942                48,647
                                                                  ------------------  --------------------
               Total stockholders' equity                                    63,484                57,623
                                                                  ------------------  --------------------
               Total liabilities and stockholders' equity         $         921,965   $           860,090
                                                                  ==================  ====================

Book value per common share                                       $            9.69   $              8.85

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* Derived from audited consolidated financial statements.


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                                       COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                         Consolidated Statements of Operations
                                                   (Unaudited)

                                                                  Three Months Ended                    Nine Months Ended
                                                                    September 30,                         September 30,
(In thousands, except per share data)                           2007              2006               2007               2006
                                                          ----------------  -----------------  ----------------   ----------------
Interest and dividend income:
    Loans                                                  $       15,959    $        14,235    $       46,035     $       39,130
    Securities                                                        555                503             1,570              1,522
    Other                                                              79                 72               201                217
    Dividends on FHLB stock                                           106                 93               299                266
                                                          ----------------  -----------------  ----------------   ----------------
                Total interest and dividend income                 16,699             14,903            48,105             41,135
                                                          ----------------  -----------------  ----------------   ----------------

Interest expense:
    Deposits                                                        7,508              6,045            21,343             15,638
    Short-term borrowings                                             341                295               949                961
    Long-term obligations                                           1,379              1,241             3,902              3,486
                                                          ----------------  -----------------  ----------------   ----------------
                Total interest expense                              9,228              7,581            26,194             20,085
                                                          ----------------  -----------------  ----------------   ----------------

Net interest income                                                 7,471              7,322            21,911             21,050
Provision for loan losses                                             350                525             1,000              1,885
                                                          ----------------  -----------------  ----------------   ----------------
                Net interest income after
                  provision for loan losses                         7,121              6,797            20,911             19,165
                                                          ----------------  -----------------  ----------------   ----------------

Noninterest income:
    Gain on sale of loans                                             345                453             1,113              1,331
    Service charges and fees on loans                                 133                136               325                415
    Deposit-related fees                                              572                537             1,596              1,521
    Gain (loss) on disposal of premises and equipment                   -                  -               271                 (1)
    Earnings on bank-owned life insurance                              89                 91               274                283
    Other income, net                                                  59                 54               170                178
                                                          ----------------  -----------------  ----------------   ----------------
                Total noninterest income                            1,198              1,271             3,749              3,727
                                                          ----------------  -----------------  ----------------   ----------------

Noninterest expense:
    Compensation and fringe benefits                                3,103              2,914             9,173              8,785
    Occupancy and equipment                                         1,054                983             2,979              2,868
    Professional and examination fees                                 123                163               547                593
    Advertising                                                       135                149               414                407
    Other                                                             630                408             1,705              1,602
                                                          ----------------  -----------------  ----------------   ----------------
                Total noninterest expenses                          5,045              4,617            14,818             14,255
                                                          ----------------  -----------------  ----------------   ----------------

Income before income taxes                                          3,274              3,451             9,842              8,637
Income tax expense                                                  1,167              1,172             3,566              3,106
                                                          ----------------  -----------------  ----------------   ----------------
                Net income                                 $        2,107    $         2,279    $        6,276     $        5,531
                                                          ================  =================  ================   ================

Net income per common share:
    Basic                                                  $         0.32    $          0.35    $         0.96     $         0.85
    Diluted                                                $         0.32    $          0.34    $         0.95     $         0.84

Weighted average common shares outstanding:
    Basic                                                           6,549              6,506             6,530              6,484
    Diluted                                                         6,646              6,638             6,640              6,619

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                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                           Average Yield/Cost Analysis

                                                                         For the Three Months Ended
(Dollars in thousands)                                    September 30, 2007                   September 30, 2006
                                                 -----------------------------------  -----------------------------------
                                                                            Average                              Average
                                                    Average                 Yield/      Average                  Yield/
                                                    Balance    Interest     Cost        Balance     Interest     Cost
                                                 ----------- ----------- -----------  ----------- ----------- -----------
ASSETS
Interest-earning assets:
    Interest-bearing deposits in other banks     $   6,572   $      79      4.81%     $   4,843    $     72       5.95%
    Securities:
      Available for sale                            42,693         484      4.53%        42,162         482       4.57%
      Held to maturity                               5,580          71      5.09%         1,850          21       4.54%
    FHLB stock                                       6,990         106      6.07%         6,260          93       5.94%
    All loans                                      807,116      15,959      7.91%       735,475      14,235       7.74%
                                                 ---------   ---------    -------     ---------    --------     --------
        Total interest-earning assets              868,951      16,699      7.69%       790,590      14,903       7.54%
Noninterest-earning assets                          34,085                               38,765
                                                 ---------                            ---------
Total assets                                     $ 903,036                            $ 829,355
                                                 =========                            =========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
    Deposits                                     $ 646,021       7,508      4.65%     $ 585,239       6,045       4.13%
    Borrowed funds                                 139,781       1,720      4.92%       127,745       1,536       4.81%
                                                 ---------   ---------    -------     ---------    --------     --------
        Total interest-bearing liabilities         785,802       9,228      4.70%       712,984       7,581       4.25%
                                                             ---------                             --------
Noninterest-bearing liabilities                     57,326                               62,199
                                                 ----------                           ---------
        Total liabilities                          843,128                              775,183
        Stockholders' equity                        59,908                               54,172
                                                 ----------                           ---------
Total liabilities and stockholders' equity       $ 903,036                            $ 829,355
                                                 ==========                           =========

Net interest income                                          $   7,471                             $  7,322
                                                             =========                             ========

Interest rate spread                                                        2.99%                                 3.29%
                                                                          =======                               ========

Net yield on interest-earning assets                                        3.44%                                 3.70%
                                                                          =======                               ========

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                             110.6%                                110.9%
                                                                        ===========                             ========
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